EXHIBIT 99

CONTACT:     Thor Erickson – Investor Relations                                                                             (770) 989-3110
        Laura Brightwell – Media Relations                                                                           (770) 989-3023

FOR IMMEDIATE RELEASE

COCA-COLA ENTERPRISES INC.
REPORTS THIRD-QUARTER 2009 RESULTS

•	Third quarter reported earnings per diluted common share totaled 50 cents, or 51 cents excluding the impact of restructuring costs and mark-to-market accounting impact.

•	Key performance drivers include North American operating profits in-line with expectations and continued strong European volume and profit growth.

•	CCE raises its comparable full-year 2009 EPS expectations to a range of $1.54 to $1.57.

ATLANTA, October 28, 2009 – Coca-Cola Enterprises (NYSE: CCE) today reported third-quarter 2009 net income of $247 million, or 50 cents per diluted common share.  Excluding items affecting comparability, third-quarter 2009 net income was $254 million or 51 cents per diluted share, 12 percent above results for the same quarter a year ago.

The following table reconciles reported and comparable earnings per common share:

	Third Quarter		First Nine Months
	2009	2008	2009	2008
Reported (GAAP)	$0.50	$0.44	$1.26	$(6.07)
Net Mark-to-Market Commodity Hedges	(0.03)	-	(0.03)	-
Restructuring Charges	0.04	0.01	0.14	0.08
Franchise Impairment Charge	-	-	-	7.07
Debt Extinguishment Cost	-	-	0.01	-
Net Tax Items	-	0.01	-	0.02-
Comparable Diluted Earnings Per Common Share(a)	$0.51	$0.46	$1.38	$1.10

(a) This non-GAAP financial information is provided to allow investors to more clearly evaluate operating performance and business trends.Management uses this information to review results excluding items that are not necessarily indicative of ongoing results.

Consolidated comparable third quarter operating income grew 5 percent. North American comparable operating income grew $23 million or 9 percent and, in Europe, operating income grew $46 million, or 17 percent, including a negative currency impact of approximately $31 million. In the quarter, total revenues were down 3 percent, as North American revenue declined 4 percent and European revenue fell 1 percent. Excluding a negative currency impact of 3 percent, total revenues were flat. Comparable EPS results of 51 cents include a negative currency impact of approximately 4 cents.

 “Year to date, we have achieved strong profit growth through successful execution of brand and marketplace initiatives and efficiency and effectiveness programs,” said John F. Brock, chairman and chief executive officer. “Going forward, we continue to develop solid business plans for 2010 that will enable us to increase the efficiency and synergy of our system and deliver consistent, balanced growth.”

Consolidated third quarter results include a decline of 6½ percent in comparable physical case bottle and can volume. Net pricing per case increased 7½ percent, and cost of sales per case increased 3½ percent. Pages 10 through 14 of this release provide a reconciliation of reported and comparable operating results.

North American Results

In North America, increased operating profitability reflects the benefits of price/package architecture, efficiency initiatives, and year-over-year declines in some commodity prices. Third-quarter volume declined 10 percent, impacted by the Olympic-related promotional volume growth hurdle created in the same quarter a year ago and the shift of 4th of July holiday volume into the second quarter. Pricing per case grew 7½ percent and cost of sales per case increased 3½ percent.

“Profitability in North America remained in-line with our expectations despite a challenging economic, consumer and operating environment,” Mr. Brock said. “Our earlier actions to drive improved effectiveness and efficiency and to enhance margins through price/package architecture initiatives continue to improve profitability.

“We see ongoing growth opportunities in North America created by the strength of our brands and portfolio,” Mr. Brock said. “Long-term success requires even greater efficiency and supply chain synergy, sustained strong cost control, and even stronger marketplace execution. We are working closely with The Coca-Cola Company to enhance our current strategies and take the steps necessary to achieve these objectives.”

European Results

Europe again achieved strong volume and pricing growth in the quarter. Third quarter volume grew 4 percent, driven primarily by 4½ percent growth in the Coca-Cola trademark brands. Coca-Cola Zero grew more than 15 percent, and brand Coca-Cola grew 4½ percent. In addition, water grew approximately 25 percent reflecting the benefits of the addition of Abbey Well in Great Britain and double-digit growth for

Chaudfontaine on the Continent. European net pricing per case was up 4½ percent and cost of sales per case was flat.

“Our European leadership team has continued to manage successfully through current economic challenges, producing another quarter of excellent operating and profit improvement,” Mr. Brock said. “We benefited from our ongoing efficiency and cost control initiatives and from the growth of our core sparkling brands, which remain a key element of the sustained growth in European profitability.

“To meet the challenge of sustaining our pattern of growth in Europe, we will remain focused on growing our core brands even as we expand our presence in other key categories with the addition of Monster and vitaminwater,” Mr. Brock said. “We also will begin distributing Ocean Spray juice drinks in Great Britain and France early next year, enhancing our portfolio of still brands that already includes Oasis, Fanta Still, and Capri-Sun.”

Full-Year 2009 Outlook

Management now expects full-year comparable 2009 earnings per diluted common share to be in the range of $1.54 to $1.57. This range includes an expected negative currency impact of 16 cents per share and excludes nonrecurring items. Excluding the impact of currency, revenue is expected to increase in a low to mid single-digit range and decline slightly on a reported basis. The company also expects strong free cash flow of approximately $800 million and capital expenditures of approximately $900 million.

Free cash flow will continue to be used for debt reduction, although the company is evaluating methods for returning additional cash to shareowners. The effective tax rate for 2009 is expected to be approximately 25 percent.

CONFERENCE CALL

CCE will host a conference call with investors and analysts today at 10 a.m. ET.  The call can be accessed through our website at www.cokecce.com.

Coca-Cola Enterprises Inc. is the world's largest marketer, distributor, and producer of bottle and can liquid nonalcoholic refreshment. CCE sells approximately 80 percent of The Coca-Cola Company's bottle and can volume in North America and is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, and the Netherlands.  For more information about our company, please visit our website at www.cokecce.com.

Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent SEC filings.
# # #

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	Third Quarter
	2009(a)	2008(b)	Change
Net Operating Revenues	$5,569	$5,743	(3.0)%
Cost of Sales	3,404	3,627	(6.0)%
Gross Profit	2,165	2,116	2.5%
Selling, Delivery, and Administrative Expenses	1,701	1,686	1.0%
Operating Income	464	430
Interest Expense, Net	140	144
Other Nonoperating Income (Expense), Net	2	(11)
Income Before Income Taxes	326	275
Income Tax Expense	79	61
Net Income	$247	$214
Basic Earnings Per Common Share(c)	$0.50	$0.44
Diluted Earnings Per Common Share(c)	$0.50	$0.44
Basic Weighted Average Common Shares Outstanding	488	485
Diluted Weighted Average Common Shares Outstanding	496	488

(a) Third-quarter 2009 net income includes net unfavorable items totaling $7 million, or $0.01 cent per diluted common share.
See page 10 of this earnings release for a list of these items.

(b) Third-quarter 2008 net income includes net unfavorable items totaling $12 million, or $0.02 cents per diluted common share.
See page 10 of this earnings release for a list of these items.

(c) Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; In Millions, Except Per Share Data)

	First Nine Months
	2009(a)	2008(b)	Change
Net Operating Revenues	$16,528	$16,570	(0.5)%
Cost of Sales	10,223	10,466	(2.5)%
Gross Profit	6,305	6,104	3.5%
Selling, Delivery, and Administrative Expenses	5,051	5,015	0.5%
Franchise Impairment Charge	-	5,279
Operating Income (Loss)	1,254	(4,190)
Interest Expense, Net	441	434
Other Nonoperating Income (Expense), Net	7	(8)
Income (Loss) Before Income Taxes	820	(4,632)
Income Tax Expense (Benefit)	199	(1,688)
Net Income (Loss)	$621	$(2,944)
Basic Earnings (Loss) Per Common Share(c)	$1.27	$(6.07)
Diluted Earnings (Loss) Per Common Share(c)	$1.26	$(6.07)
Basic Weighted Average Common Shares Outstanding	488	485
Diluted Weighted Average Common Shares Outstanding	491	485

(a)  First nine months of 2009 net income includes net unfavorable items totaling $58 million, or $0.12 cents per diluted common share.
See page 11 of this earnings release for a list of these items.

(b)  First nine months of 2008 net loss includes net unfavorable items totaling $3.5 billion, or $7.17 cents per common share.
See page 11 of this earnings release for a list of these items.

(c)  Per share data calculated prior to rounding to millions.

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited; In Millions)

	October 2,	December 31,
	2009	2008
ASSETS
Current:
Cash and cash equivalents	$945	$722
Trade accounts receivable, net	2,454	2,154
Amounts receivable from The Coca-Cola Company	219	154
Inventories	1,018	901
Current deferred income tax assets	277	244
Prepaid expenses and other current assets	348	408
Total Current Assets	5,261	4,583
Property, plant, and equipment, net	6,180	6,243
Goodwill	604	604
Franchise license intangible assets, net	3,478	3,234
Other noncurrent assets, net	923	925
Total Assets	$16,446	$15,589
LIABILITIES AND EQUITY (DEFICIT)
Current:
Accounts payable and accrued expenses	$3,229	$2,907
Amounts payable to The Coca-Cola Company	396	339
Deferred cash receipts from The Coca-Cola Company	49	46
Current portion of debt	402	1,782
Total Current Liabilities	4,076	5,074
Debt, less current portion	8,326	7,247
Other long-term obligations	2,011	2,115
Deferred cash receipts from The Coca-Cola Company,
less current	45	76
Noncurrent deferred income tax liabilities	1,233	1,086
Total Liabilities	15,691	15,598
Coca-Cola Enterprises Shareowners' Equity (Deficit)	731	(31)
Noncontrolling Interest	24	22
Total Liabilities and Equity (Deficit)	$16,446	$15,589

COCA-COLA ENTERPRISES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(Unaudited; In Millions)

	Nine Months Ended
	October 2,	September 28,
	2009	2008
Cash Flows From Operating Activities
Net income (loss)	$621	$(2,944)
Adjustments to reconcile net income (loss) to net cash derived from operating activities:
Depreciation and amortization	770	787
Franchise impairment charge	-	5,279
Share-based compensation expense	61	33
Deferred funding income from The Coca-Cola Company, net of cash received	(28)	(47)
Deferred income tax expense (benefit)	69	(1,804)
Pension and other postretirement expense less than contributions	(129)	(8)
Net changes in assets and liabilities, net of acquisition amounts	72	(296)
Net cash derived from operating activities	1,436	1,000
Cash Flows From Investing Activities
Capital asset investments	(621)	(745)
Capital asset disposals	7	7
Acquisition of distribution rights	(80)	-
Other investing activities	(3)	(4)
Net cash used in investing activities	(697)	(742)
Cash Flows From Financing Activities
Change in commercial paper, net	(224)	(247)
Issuances of debt	1,322	710
Payments on debt	(1,541)	(381)
Dividend payments on common stock	(107)	(102)
Exercise of employee share options	20	18
Other financing activities	-	2
Net cash (used in) derived from financing activities	(530)	-
Net effect of exchange rate changes on cash and cash equivalents	14	(6)
Net Change In Cash and Cash Equivalents	223	252
Cash and Cash Equivalents at Beginning of Period	722	223
Cash and Cash Equivalents at End of Period	$945	$475

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions, Except Per Share Data which is calculated prior to rounding)

	Third-Quarter 2009
		Items Impacting Comparability
Reconciliation of Income(a)	Reported (GAAP)	Net Mark-to- Market Commodity Hedges(b)	Restructuring Charges	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,569	$-	$-	$-	$5,569
Cost of Sales	3,404	17	-	-	3,421
Gross Profit	2,165	(17)	-	-	2,148
Selling, Delivery, and Administrative Expenses	1,701	-	(24)	-	1,677
Operating Income	464	(17)	24	-	471
Interest Expense, Net	140	-	-	-	140
Other Nonoperating Income, Net	2	-	-	-	2
Income Before Income Taxes	326	(17)	24	-	333
Income Tax Expense	79	(5)	5	-	79
Net Income	$247	$(12)	$19	$-	$254
Diluted Earnings Per Common Share	$0.50	$(0.03)	$0.04	$-	$0.51

	Third-Quarter 2008
		Items Impacting Comparability
Reconciliation of Income(a)	Reported (GAAP)	Net Mark-to- Market Commodity Hedges(b)	Restructuring Charges	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$5,743	$-	$-	$-	$5,743
Cost of Sales	3,627	-	-	-	3,627
Gross Profit	2,116	-	-	-	2,116
Selling, Delivery, and Administrative Expenses	1,686	-	(19)	-	1,667
Operating Income	430	-	19	-	449
Interest Expense, Net	144	-	-	-	144
Other Nonoperating Expense, Net	(11)	-	-	-	(11)
Income Before Income Taxes	275	-	19	-	294
Income Tax Expense	61	-	11	(4)	68
Net Income	$214	$-	$8	$4	$226
Diluted Earnings Per Common Share	$0.44	$-	$0.01	$0.01	$0.46

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.   Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

(b) Amounts represent the net out of period mark-to-market impact of our non-designated commodity hedges.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions, Except Per Share Data which is calculated prior to rounding)

	First Nine-Months 2009
		Items Impacting Comparability
Reconciliation of Income(a)	Reported (GAAP)	Net Mark-to-Market Commodity Hedges(b)	Restructuring Charges	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$16,528	$-	$-	$-	$-	$-	$16,528
Cost of Sales	10,223	17	-	-	-	-	10,240
Gross Profit	6,305	(17)	-	-	-	-	6,288
Selling, Delivery, and Administrative Expenses	5,051	-	(95)	-	-	-	4,956
Operating Income	1,254	(17)	95	-	-	-	1,332
Interest Expense, Net	441	-	-	-	(9)	-	432
Other Nonoperating Income, Net	7	-	-	-	-	-	7
Income Before Income Taxes	820	(17)	95	-	9	-	907
Income Tax Expense	199	(5)	28	-	3	3	228
Net Income	$621	$(12)	$67	$-	$6	$(3)	$679
Diluted Earnings Per Common Share	$1.26	$(0.03)	$0.14	$-	$0.01	$-	$1.38

	First Nine-Months 2008
		Items Impacting Comparability
Reconciliation of Income(a)	Reported (GAAP)	Net Mark-to-Market Commodity Hedges(b)	Restructuring Charges	Franchise Impairment Charge	Debt Extinguishment Cost	Net Tax Items	Comparable (non-GAAP)
Net Operating Revenues	$16,570	$-	$-	$-	$-	$-	$16,570
Cost of Sales	10,466	-	-	-	-	-	10,466
Gross Profit	6,104	-	-	-	-	-	6,104
Selling, Delivery, and Administrative Expenses	5,015	-	(68)	-	-	-	4,947
Franchise Impairment Charge	5,279	-	-	(5,279)	-	-	-
Operating (Loss) Income	(4,190)	-	68	5,279	-	-	1,157
Interest Expense, Net	434	-	-	-	-	-	434
Other Nonoperating Expense, Net	(8)	-	-	-	-	-	(8)
(Loss) Income Before Income Taxes	(4,632)	-	68	5,279	-	-	715
Income Tax (Benefit) Expense	(1,688)	-	27	1,847	-	(11)	175
Net (Loss) Income	$(2,944)	$-	$41	$3,432	$-	$11	$540
Diluted (Loss) Earnings Per Common Share	$(6.07)	$-	$0.08	$7.07	$-	$0.02	$1.10

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

(b) Amounts represent the net out of period mark-to-market impact of our non-designated commodity hedges.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions)

	Third-Quarter 2009
	Reported (GAAP)	Items Impacting Comparability		Comparable (non-GAAP)
Reconciliation of Segment Income(a)		Net Mark-to-Market Commodity Hedges(b)	Restructuring Charges
North America	$279	$-	$12	$291
Europe	314	-	1	315
Corporate	(129)	(17)	11	(135)
Operating Income	$464	$(17)	$24	$471

	Third-Quarter 2008
	Reported (GAAP)	Items Impacting Comparability		Comparable (non-GAAP)
Reconciliation of Segment Income(a)		Net Mark-to- Market Commodity Hedges(b)	Restructuring Charges
North America	$273	$-	$(5)	$268
Europe	265	-	4	269
Corporate	(108)	-	20	(88)
Operating Income	$430	$-	$19	$449

	Third Quarter
Segment Revenue	2009	2008
North America	$3,826	$3,983
Europe	1,743	1,760
Net Operating Revenues	$5,569	$5,743

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

(b) Amounts represent the net out of period mark-to-market impact of our non-designated commodity hedges.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited; In Millions)

	First Nine-Months 2009
	Reported (GAAP)	Items Impacting Comparability			Comparable (non-GAAP)
Reconciliation of Segment Income(a)		Net Mark-to- Market Commodity Hedges(b)	Restructuring Charges	Franchise Impairment Charge
North America	$858	$-	$38	$-	$896
Europe	797	-	4	-	801
Corporate	(401)	(17)	53	-	(365)
Operating Income	$1,254	$(17)	$95	$-	$1,332

	First Nine-Months 2008
	Reported (GAAP)	Items Impacting Comparability			Comparable (non-GAAP)
Reconciliation of Segment Income(a)		Net Mark-to- Market Commodity Hedges(b)	Restructuring Charges	Franchise Impairment Charge
North America	$(4,568)	$-	$30	$5,279	$741
Europe	723	-	9	-	732
Corporate	(345)	-	29	-	(316)
Operating (Loss) Income	$(4,190)	$-	$68	$5,279	$1,157

	First Nine-Months
Segment Revenue	2009	2008
North America	$11,616	$11,372
Europe	4,912	5,198
Net Operating Revenues	$16,528	$16,570

(a) These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends.  Management uses this information to review results excluding items that are not necessarily indicative of our ongoing results.

(b) Amounts represent the net out of period mark-to-market impact of our non-designated commodity hedges.

COCA-COLA ENTERPRISES INC.
RECONCILIATION OF NON-GAAP MEASURES

	Third-Quarter 2009 Change Versus Third-Quarter 2008			First Nine-Months 2009 Change Versus First Nine-Months 2008
	North America	Europe	Consolidated	North America	Europe	Consolidated
Net Revenues Per Case
Change in Net Revenues per Case	6.5%	(4.5)%	3.5%	7.0%	(11.0)%	1.5%
Impact of Excluding Post Mix, Non-Trade, and Other	0.5%	0.0%	0.5%	0.0%	0.5%	0.5%
Bottle and Can Net Pricing Per Case(a)	7.0%	(4.5)%	4.0%	7.0%	(10.5)%	2.0%
Impact of Currency Exchange Rate Changes	0.5%	9.0%	3.5%	1.5%	14.5%	6.0%
Currency-Neutral Bottle and Can
Net Pricing per Case(b)	7.5%	4.5%	7.5%	8.5%	4.0%	8.0%

Cost of Sales Per Case
Change in Cost of Sales per Case	3.5%	(8.0)%	0.5%	5.0%	(13.5)%	(0.5)%
Impact of Excluding Post Mix, Non-Trade, and Other	(0.5)%	(0.5)%	(0.5)%	0.0%	0.0%	0.0%
Bottle and Can Cost of Sales Per Case(c)	3.0%	(8.5)%	0.0%	5.0%	(13.5)%	(0.5)%
Impact of Currency Exchange Rate Changes	0.5%	8.5%	3.5%	1.5%	14.5%	6.0%
Currency-Neutral Bottle and Can
Cost of Sales per Case(b)	3.5%	0.0%	3.5%	6.5%	1.0%	5.5%

Physical Case Bottle and Can Volume
Change in Volume	(10.0)%	4.0%	(6.5)%	(4.5)%	6.5%	(2.0)%
Impact of Selling Day Shift	n/a	n/a	n/a	(1.0)%	(1.0)%	(1.0)%
Comparable Bottle and Can Volume(d)	(10.0)%	4.0%	(6.5)%	(5.5)%	5.5%	(3.0)%

	First Nine Months		Full-Year 2009
Reconciliation of Free Cash Flow (e)	2009	2008	Forecast
Net Cash From Operating Activities	$1,436	$1,000	$1,700	Approx
Less: Capital Asset Investments	(621)	(745)	(900)	Approx
Add: Capital Asset Disposals	7	7	-
Free Cash Flow	$822	$262	$800

	October 2,	December 31,
Reconciliation of Net Debt (f)	2009	2008
Current Portion of Debt	$402	$1,782
Debt, Less Current Portion	8,326	7,247
Less: Cash and Cash Equivalents	(945)	(722)
Net Debt	$7,783	$8,307

Items Impacting Diluted Earnings Per Common Share	Full Year 2009
Restructuring Charges (estimate)	$0.15 to 0.16
Extinguishment of debt	0.01
Net mark-to-market commodity hedges	(0.03)
Total Items Impacting Diluted Earnings Per Common Share	$0.13 to 0.14

(a)
The non-GAAP financial measure "Bottle and Can Net Pricing per Case" is used to more clearly evaluate bottle and can pricing trends in the marketplace.  The measure excludes the impact of fountain gallon volume and other items that are not directly associated with bottle and can pricing in the retail environment.  Our bottle and can sales accounted for approximately 91 percent of our net revenue during the third quarter and first nine months of 2009.

(b)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing per Case" and "Currency-Neutral Bottle and Can Cost of Sales per Case" are used to separate the impact of currency exchange rate changes on our operations.

(c)
The non-GAAP financial measure "Bottle and Can Cost of Sales per Case" is used to more clearly evaluate cost trends for bottle and can products.  The measure excludes the impact of fountain ingredient costs as well as marketing credits and Jumpstart funding, and allows investors to gain an understanding of the change in bottle and can ingredient and packaging costs.

(d)
"Comparable Bottle and Can Volume" excludes the impact of changes in the number of selling days between periods.  The measure is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the third quarter of 2009 versus the third quarter of 2008. There were three additional selling days in the first nine months of 2009 versus the first nine months of 2008.

(e)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(f)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.